UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant received an executed Medicaid Advantage Model Contract between the City of New York Department of Health and Mental Hygiene (“DOHMH”) and WellCare of New York, Inc. (“WellCare NY”), a wholly-owned subsidiary of the Registrant, pursuant to which WellCare NY participates in the program for individuals who are dually eligible for both Medicaid and Medicare in New York City. The contract is effective from April 1, 2006 through December 31, 2006. A copy of the contract is attached as exhibit 10.1 to this Current Report on Form 8-K.

The Registrant also received an executed amendment to its Medicaid Managed Care and Family Health Plus Model Contract between the DOHMH and WellCare NY, pursuant to which WellCare NY participates in New York City Family Health Plus and Medicaid programs. The amendment, among other things, amends certain provisions regarding family planning. A copy of the amendment is attached as exhibit 10.2 to this Current Report on Form 8-K.

Finally, the Registrant received executed Amendments Number 1 and Number 2 to its Medicaid Managed Care and Family Health Plus Model Contract between the New York State Department of Health (“NYDOH”) and WellCare NY, pursuant to which WellCare NY participates in the New York State Family Health Plans and Medicaid programs. Amendment Number 1, among other things, revises capitation payment rates effective April 1, 2006. Amendment Number 2 revises the contract service area to reflect WellCare NY’s withdrawal from Sullivan County, effective May, 2006. A copy of the amendments are attached as exhibit 10.3 and 10.4, respectively, to the Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described contract and amendments. The above descriptions are qualified in their entirety by reference to the contract and amendments which are filed as exhibits hereto.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Medicaid Advantage Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.
10.2	Amendment to Medicaid Managed Care and Family Health Plus Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.
10.3	Amendment Number 1 to Medicaid Managed Care and Family Health Plus Model Contract, between the New York State Department of Health and WellCare of New York, Inc.
10.4	Amendment Number 2 to Medicaid Managed Care and Family Health Plus Model Contract, between the New York State Department of Health and WellCare of New York, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: September 11, 2006	/s/ Thaddeus Bereday_____________________ Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No. Description

10.1	Medicaid Advantage Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.
10.2	Amendment to Medicaid Managed Care and Family Health Plus Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.
10.3	Amendment Number 1 to Medicaid Managed Care and Family Health Plus Model Contract, between the New York State Department of Health and WellCare of New York, Inc.
10.4	Amendment Number 2 to Medicaid Managed Care and Family Health Plus Model Contract, between the New York State Department of Health and WellCare of New York, Inc.